Exhibit 99.1

Supplemental Financial and Operating Information
Quarter Ended December 31, 2017
www.preit.com
NYSE: PEI
NYSE: PEIPRB, PEIPRC, PEIPRD

Pennsylvania Real Estate Investment Trust
Supplemental Financial and Operating Information
December 31, 2017

Table of Contents
Introduction
Definitions	1
Company Information	2
Trading Information and Common Distributions per common share	3
Market Capitalization	4
Operating Results
Statement of Operations - Quarters and Twelve Months Ended December 31, 2017 and December 31, 2016	5
Computation of Earnings Per Share	6
Net Operating Income - Quarters and Twelve Months Ended December 31, 2017 and December 31, 2016	7
Reconciliation of Net Income (GAAP Measure) to Net Operating Income from Consolidated Properties (Non-GAAP Measure) - Quarters Ended December 31, 2017 and December 31, 2016	8
Reconciliation of Equity in Income of Partnerships to Net Operating Income from Equity Method Investments, at Ownership Share (Non-GAAP Measure) - Quarters Ended December 31, 2017 and December 31, 2016	9
Reconciliation of Net Income (GAAP Measure) to Net Operating Income from Consolidated Properties (Non-GAAP Measure) - Twelve Months Ended December 31, 2017 and December 31, 2016	10
Reconciliation of Equity in Income of Partnerships to Net Operating Income from Equity Method Investments, at Ownership Share (Non-GAAP Measure) - Twelve Months Ended December 31, 2017 and December 31, 2016	11
Funds From Operations and Funds Available For Distribution - Quarters and Twelve Months Ended December 31, 2017 and December 31, 2016	12
Operating Statistics
Leasing Activity Summary - Quarter Ended December 31, 2017	13
Leasing Activity Summary - Twelve Months Ended December 31, 2017	14
Summarized Sales and Rent Per Square Foot and Occupancy Percentages	15
Mall Occupancy Percentage and Sales Per Square Foot	16
Top Twenty Tenants	17
Lease Expirations	18
Property Information	19
Vacant Anchor Summary	22
Balance Sheet
Condensed Balance Sheet - Consolidated Balance Sheet	23
Condensed Balance Sheet - Unconsolidated Properties	24
Investment in Real Estate - Consolidated Properties	25
Investment in Real Estate - Equity Method Investments	26
Capital Expenditures	27
Debt Analysis	28
Debt Schedule	29
Selected Debt Ratios	30
Property Redevelopment Table	31
Forward Looking Statements	32

Pennsylvania Real Estate Investment Trust
Definitions
Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations (“FFO”), which is a non-GAAP measure commonly used by REITs, as net income (computed in accordance with GAAP) excluding gains and losses on sales of operating properties; plus real estate depreciation and amortization; and after adjustments for unconsolidated partnerships and joint ventures to reflect funds from operations on the same basis. We compute FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do.

FFO is a commonly used measure of operating performance and profitability among REITs. We use FFO and FFO per diluted share and unit of limited partnership interest in our operating partnership (“OP Unit”) in measuring our performance against our peers and as one of the performance measures for determining incentive compensation amounts earned under certain of our performance-based executive compensation programs.

FFO does not include gains and losses on sales of operating real estate assets or impairment write downs of depreciable real estate, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures, such as NOI. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that net income is the most directly comparable GAAP measurement to FFO.

We also present Funds From Operations, as adjusted, and Funds From Operations, as adjusted, per diluted share and OP Unit, which are non-GAAP measures, for the three and twelve months ended December 31, 2017 and 2016 to show the effect of loss on redemption of preferred shares, provision for employee separation expense, prepayment penalties and accelerated amortization of financing costs, loss on hedge ineffectiveness and acquisition costs, which had an effect on our results of operations, but are not, in our opinion, indicative of our operating performance.

We believe that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as gains on sales of operating real estate and depreciation and amortization of real estate, among others. We believe that Funds From Operations, as adjusted, is helpful to management and investors as a measure of operating performance because it adjusts FFO to exclude items that management does not believe are indicative of our operating performance, including but not limited to loss on redemption of preferred shares, provision for employee separation expense, prepayment penalties and accelerated amortization of financing costs, loss on hedge ineffectiveness and acquisition costs.

Net Operating Income (NOI)

NOI (a non-GAAP measure) is derived from real estate revenue (determined in accordance with generally accepted accounting principles, or GAAP, including lease termination revenue) minus property operating expenses (determined in accordance with GAAP), plus our share of revenue and property operating expenses of our partnership investments, and includes real estate revenue and property operating expenses from properties included in discontinued operations, if any. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity. It is not indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that NOI is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment and provides a method of comparing property performance over time. We believe that net income is the most directly comparable GAAP measurement to NOI.

NOI excludes other income, general and administrative expense, provision for employee separation expenses, interest expense, depreciation and amortization, gain on sale of interest in non operating real estate, gain on sale of interest in real estate, impairment losses and project costs and other expenses.

Same Store NOI
Same Store NOI is calculated using retail properties owned for the full periods presented and excludes properties acquired or disposed of or under redevelopment during the periods presented.
Funds Available for Distribution (FAD)
FAD is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO as adjusted and subtracting (1) straight-line rent, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, and (5) amortization of above- and below-market lease intangibles.
We believe that net income is the most directly comparable GAAP measurement to FAD. We believe FAD provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flow from operating activities determined in accordance with GAAP, as presented in our consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

Pennsylvania Real Estate Investment Trust
Company Information
Background
Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls. We currently own interests in 29 retail properties, 25 of which are operating properties and four are development or redevelopment properties. The 25 operating retail properties have a total of 20.2 million square feet and include 21 shopping malls and four other retail properties.
If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:
Heather Crowell, Senior Vice President of Strategy and Communications
200 South Broad Street
Philadelphia, PA 19102

Telephone: (215) 875-0735
Fax: (215) 546-2504
Email: heather.crowell@preit.com

Research Coverage

Company	Analyst	Phone Number

Barclays Capital	Ross Smotrich	(212) 526-2306
	Linda Tsai	(212) 526-9937

Boenning & Scattergood, Inc.	Floris Van Dijkum	(212) 209-3916

Citi Investment Research	Michael Bilerman	(212) 816-1383
	Christy McElroy	(212) 816-6981

Goldman Sachs & Co. LLC	Caitlin Burrows	(212) 902-4736

Green Street Advisors	Daniel J. Busch	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689

Mitsubishi UFJ Securities (USA)	Karin A. Ford	(212) 405-7349

Stifel Nicolaus	Jennifer Hummert	(443) 224-1288
	Simon Yarmack	(443) 224-1345

SunTrust Robinson Humphrey	Ki Bin Kim	(212) 303-4124

NOTE: Press release announcements are available on the Company's website at www.preit.com.

Pennsylvania Real Estate Investment Trust
Trading Information and Distributions per Common Share
(in thousands, except per share amounts)

	Quarter Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016	2015
TRADING INFORMATION
Common Shares
High Price per share	$12.11	$22.86	$19.92	$25.67	$25.34
Low Price per share	$9.32	$18.12	$9.32	$16.42	$18.65
Closing Share Price (at the end of period)	$11.89	$18.96	$11.89	$18.96	$21.87

Series A Preferred Shares(1)
High Price per share	N/A	$25.78	N/A	$26.80	$27.62
Low Price per share	N/A	$24.80	N/A	$24.80	$24.23
Closing Share Price (at the end of period)	N/A	$25.29	N/A	$25.29	$25.81

Series B Preferred Shares
High Price per share	$25.57	$26.20	$25.83	$26.71	$26.89
Low Price per share	$25.00	$22.46	$24.83	$22.46	$25.09
Closing Share Price (at the end of period)	$25.18	$25.00	$25.18	$25.00	$25.65

Series C Preferred Shares
High Price per share	$26.63	N/A	$25.17	N/A	N/A
Low Price per share	$27.78	N/A	$24.27	N/A	N/A
Closing Share Price (at the end of period)	$25.90	N/A	$25.90	N/A	N/A

Series D Preferred Shares
High Price per share	$25.83	N/A	$24.82	N/A	N/A
Low Price per share	$25.83	N/A	$24.50	N/A	N/A
Closing Share Price (at the end of period)	$25.11	N/A	$25.11	N/A	N/A

DISTRIBUTIONS PER COMMON SHARE
Ordinary Dividends	$—	$—	$—	$—	$0.11
Non-Dividend Distributions	0.21	0.21	0.84	0.84	0.69
Distributions per common share	$0.21	$0.21	$0.84	$0.84	$0.80
Annualized Dividend Yield (2)	7.1%	4.4%	7.1%	4.4%	3.8%
(1)The Series A Preferred Shares were redeemed on October 12, 2017 and are no longer outstanding.
(2)Based on closing share price at the end of the period.

Pennsylvania Real Estate Investment Trust
Market Capitalization and Capital Resources
(in thousands, except per share amounts)

	Quarter Ended December 31,		Year Ended December 31,
	2017	2016	2017	2016	2015
MARKET CAPITALIZATION

EQUITY CAPITALIZATION
Common Shares Outstanding	69,984	69,553	69,984	69,553	69,197
OP Units Outstanding	8,272	8,313	8,272	8,313	8,338
Total Common Shares and OP Units Outstanding	78,256	77,866	78,256	77,866	77,535
Equity Market Capitalization—Common Shares and OP Units	$930,466	$1,476,339	$930,466	$1,476,339	$1,695,693
Series A Preferred Shares, Nominal Value(1)	N/A	115,000	N/A	115,000	115,000
Series B Preferred Shares, Nominal Value	86,250	86,250	86,250	86,250	86,250
Series C Preferred Shares, Nominal Value	172,500	N/A	172,500	N/A	N/A
Series D Preferred Shares, Nominal Value	125,000	N/A	125,000	N/A	N/A
Total Equity Market Capitalization	$1,314,216	$1,677,589	$1,314,216	$1,677,589	$1,896,943

DEBT CAPITALIZATION
Secured Debt Balance (2)	$1,295,112	$1,428,894	$1,295,112	$1,428,894	$1,588,654
Unsecured Debt Balance (3) (4)	603,000	547,000	603,000	547,000	465,000
Debt Capitalization	1,898,112	1,975,894	1,898,112	1,975,894	2,053,654
TOTAL MARKET CAPITALIZATION	$3,212,328	$3,653,483	$3,212,328	$3,653,483	$3,950,597

Equity Capitalization/Total Market Capitalization	40.9%	45.9%	40.9%	45.9%	48.0%
Debt Capitalization/Total Market Capitalization	59.1%	54.1%	59.1%	54.1%	52.0%
Unsecured Debt Balance/Total Debt	31.8%	27.7%	31.8%	27.7%	22.6%

CAPITAL RESOURCES
Cash and Cash Equivalents	$27,534	$21,892	$27,534	$21,892	$37,754
Revolving Facility	400,000	400,000	400,000	400,000	400,000
Amount Outstanding	(53,000)	(147,000)	(53,000)	(147,000)	(65,000)
Letters of Credit	(15,786)	—	(15,786)	—	(7,852)
Available Revolving Facility (5)	331,214	253,000	331,214	253,000	327,148
Term Loans	550,000	550,000	550,000	550,000	400,000
Amount Borrowed	(550,000)	(400,000)	(550,000)	(400,000)	(400,000)
Available Term Loans	—	150,000	—	150,000	—
TOTAL	$358,748	$424,892	$358,748	$424,892	$364,902
Shelf Registration	$1,000,000	$1,000,000	$1,000,000	$1,000,000	$1,000,000

(1)	The Series A Preferred Shares were redeemed on October 12, 2017 and are no longer outstanding.

(2)	Includes our share of debt from equity method investments.

(3)	The unsecured debt balance includes a Revolving Facility balance of $53,000 as of December 31, 2017, $147,000 as of December 31, 2016 and $65,000 as of December 31, 2015

(4)	The unsecured debt balance includes a Term Loan balance of $550,000 as of December 31, 2017, $400,000 as of December 31, 2016 and $400,000 as of December 31, 2015.

(5)
The available Credit Facility borrowings are subject to covenants that may restrict amounts that can be borrowed. Following recent property sales, the NOI from the Company’s remaining unencumbered properties is at a level such that the maximum unsecured amount that the Company may borrow as of December 31, 2017 within the Unencumbered Debt Yield covenant, including under the $400.0 million 2013 Revolving Facility is an aggregate of $144.5 million.

Pennsylvania Real Estate Investment Trust
Statement of Operations - Quarters and Twelve Months Ended December 31, 2017 and December 31, 2016
(in thousands)

	Quarter Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016
REVENUE:
Base rent	$59,820	$63,690	$230,898	$252,115
Expense reimbursements	27,473	29,817	109,454	118,880
Percentage rent	3,143	3,585	4,366	5,245
Lease termination revenue	481	1,197	2,760	4,460
Other real estate revenue	7,054	5,853	14,046	13,897
Total real estate revenue	97,971	104,142	361,524	394,597
Other income	1,794	719	5,966	5,349
Total revenue	99,765	104,861	367,490	399,946
EXPENSES:
Operating expenses:
Property operating expenses:
CAM and real estate taxes	(27,289)	(30,633)	(111,275)	(124,690)
Utilities	(3,745)	(3,837)	(16,151)	(17,053)
Other property operating expenses	(3,761)	(3,857)	(12,879)	(14,475)
Total property operating expenses	(34,795)	(38,327)	(140,305)	(156,218)
Depreciation and amortization	(34,169)	(34,452)	(128,822)	(126,669)
General and administrative expenses	(10,175)	(9,556)	(36,736)	(35,269)
Provision for employee separation expense	(246)	—	(1,299)	(1,355)
Acquisition costs and other expenses	(223)	(325)	(768)	(1,700)
Total operating expenses	(79,608)	(82,660)	(307,930)	(321,211)
Interest expense, net (1)	(14,332)	(17,113)	(58,430)	(70,724)
Impairment of assets	(51)	(38,014)	(55,793)	(62,603)
Total expenses	(93,991)	(137,787)	(422,153)	(454,538)
Income (loss) before equity in income of partnerships and gains on sales interests in real estate and non operating real estate	5,774	(32,926)	(54,663)	(54,592)
Equity in income of partnerships	2,223	5,759	14,367	18,477
(Adjustment to gain) gain on sales by equity method investee	(174)	—	6,539	—
Gain (Loss) on sales of interests in real estate, net	8	69	(361)	23,022
Gain on sale of interest in non operating real estate	784	371	1,270	380
Net income (loss)	8,615	(26,727)	(32,848)	(12,713)
Less: net income attributed to noncontrolling interest	(912)	2,867	3,504	1,365
Net income (loss) attributable to PREIT	7,703	(23,860)	(29,344)	(11,348)
Less: preferred share dividends	(7,048)	(3,962)	(27,845)	(15,848)
Less: loss on redemption of preferred shares	(4,103)	—	(4,103)	—
Net loss attributable to PREIT common shareholders	$(3,448)	$(27,822)	$(61,292)	$(27,196)

(1)
Net of capitalized interest expense of $2,159 and $970 for the quarters ended December 31, 2017 and 2016, respectively, and $7,620 and $3,191 for the twelve months ended December 31, 2017 and 2016, respectively.

Pennsylvania Real Estate Investment Trust
Computation of Earnings Per Share
(in thousands, except per share amounts)

	Quarter Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016
Net loss	$8,615	$(26,727)	$(32,848)	$(12,713)
Noncontrolling interest	(912)	2,867	3,504	1,365
Loss on redemption of preferred shares	(4,103)	—	(4,103)	—
Dividends on preferred shares	(7,048)	(3,962)	(27,845)	(15,848)
Dividends on unvested restricted shares	(100)	(81)	(372)	(322)
Net loss used to calculate loss per share - basic and diluted	$(3,548)	$(27,903)	$(61,664)	$(27,518)

Basic loss per share:	$(0.05)	$(0.40)	$(0.89)	$(0.40)

Diluted loss per share:	$(0.05)	$(0.40)	$(0.89)	$(0.40)

Weighted average shares outstanding - basic	69,496	69,152	69,364	69,086
Weighted average effect of common share equivalents (1)	—	—	—	—
Total weighted average shares outstanding - diluted	69,496	69,152	69,364	69,086

(1)
There were no common share equivalents for the the three months ended December 31, 2017. The Company had net losses used to calculate earnings per share for the quarters ended December 31, 2017 and 2016, and the years ended December 31, 2017 and 2016. Therefore, the effect of common share equivalents of 127 for the quarter ended December 31, 2016, and 93 and 191 for the years ended December 31, 2017 and 2016, respectively, are excluded from the calculation of diluted loss per share because they would be antidilutive.

Pennsylvania Real Estate Investment Trust
Net Operating Income
Quarters and Twelve Months Ended December 31, 2017 and December 31, 2016
(in thousands)

Net Operating Income Reconciliation for the Quarter

	Quarter Ended December 31,
	Same Store		% Change 2016 to 2017	Non Same Store		Total
	2017	2016		2017	2016	2017	2016
NOI from consolidated properties	$62,662	$60,930	2.8%	$514	$4,885	$63,176	$65,815
NOI attributable to equity method investments, at ownership share	7,926	9,046	(12.4)%	533	1,914	8,459	10,960
Total NOI	$70,588	$69,976	0.9%	$1,047	$6,799	$71,635	$76,775
Less: lease termination revenue	(513)	(1,961)	(73.8)%	—	(73)	(527)	(2,034)
Total NOI - excluding lease termination revenue	$70,075	$68,015	3.0%	$1,047	$6,726	$71,108	$74,741

Net Operating Income Reconciliation for the Twelve Months

	Twelve months ended December 31,
	Same Store		% Change 2016 to 2017	Non Same Store		Total
	2017	2016		2017	2016	2017	2016
NOI from consolidated properties	$216,403	$215,321	0.5%	$4,816	$23,058	$221,219	$238,379
NOI attributable to equity method investments, at ownership share	30,266	32,579	(7.1)%	6,494	6,418	36,760	38,997
Total NOI	$246,669	$247,900	(0.5)%	$11,310	$29,476	$257,979	$277,376
Less: lease termination revenue	(3,142)	(6,009)	(47.7)%	(85)	(183)	(3,227)	(6,192)
Total NOI - excluding lease termination revenue	$243,527	$241,891	0.7%	$11,225	$29,293	$254,752	$271,184

Pennsylvania Real Estate Investment Trust
Reconciliation of Net Income (Loss) to Net Operating Income from Consolidated Properties (Non-GAAP Measure)
Quarters Ended December 31, 2017 and December 31, 2016
(in thousands)

	2017	2016
Net income (loss)	$8,615	$(26,727)
Other income	(1,794)	(719)
Depreciation and amortization	34,169	34,452
General and administrative expenses	10,175	9,556
Provision for employee separation expense	246	—
Project costs and other expenses	223	325
Interest expense, net	14,332	17,113
Impairment of assets	51	38,014
Equity in income of partnerships	(2,223)	(5,759)
Adjustment to gain on sales by equity method investee	174	—
Gains on sales of interests in real estate	(8)	(69)
Gains on sales of non operating real estate	(784)	(371)
NOI from consolidated properties (Non-GAAP)	$63,176	$65,815

	Same Store		Non Same Store		Total
	2017	2016	2017	2016	2017	2016
Real estate revenue
Base rent	$59,500	$57,919	$320	$5,771	$59,820	$63,690
Expense reimbursements	27,438	28,387	35	1,430	27,473	29,817
Percentage rent	3,143	3,242	—	343	3,143	3,585
Lease termination revenue	467	1,124	14	73	481	1,197
Other real estate revenue	6,767	5,123	287	730	7,054	5,853
Total real estate revenue	97,315	95,795	656	8,347	97,971	104,142
Property operating expenses
CAM and real estate taxes	(27,135)	(27,956)	(154)	(2,677)	(27,289)	(30,633)
Utilities	(3,748)	(3,699)	3	(138)	(3,745)	(3,837)
Other property operating expenses	(3,770)	(3,210)	9	(647)	(3,761)	(3,857)
Total property operating expenses	(34,653)	(34,865)	(142)	(3,462)	(34,795)	(38,327)
NOI from consolidated properties (Non-GAAP)	62,662	60,930	514	4,885	63,176	65,815
Less: Lease termination revenue	(467)	(1,124)	(14)	(73)	(481)	(1,197)
NOI from consolidated properties less lease termination revenue (Non-GAAP)	$62,195	$59,806	$500	$4,812	$62,695	$64,618

Pennsylvania Real Estate Investment Trust
Reconciliation of Equity in Income of Partnerships to Net Operating Income from Equity Method Investments, at Ownership Share (Non-GAAP Measure)
Quarters Ended December 31, 2017 and December 31, 2016
(in thousands)

	2017	2016
Equity in income of partnerships	$2,223	$5,759
Other income	(574)	—
Depreciation and amortization	2,481	2,624
Interest expense and other expenses, net	4,329	2,577
NOI from equity method investments at ownership share (Non-GAAP)	$8,459	$10,960

	Same Store		Non Same Store		Total
	2017	2016	2017	2016	2017	2016
Real estate revenue
Base rent	$7,098	$7,213	$736	$1,598	$7,834	$8,811
Expense reimbursements	3,047	3,332	265	972	3,312	4,304
Percentage rent	160	200	31	22	191	222
Lease termination revenue	46	837	—	—	46	837
Other real estate revenue	431	416	194	194	625	610
Total real estate revenue	10,782	11,998	1,226	2,786	12,008	14,784
Property operating expenses
CAM and real estate taxes	(2,195)	(2,082)	(596)	(669)	(2,791)	(2,751)
Utilities	(161)	(190)	(107)	(120)	(268)	(310)
Other property operating expenses	(500)	(680)	10	(83)	(490)	(763)
Total property operating expenses	(2,856)	(2,952)	(693)	(872)	(3,549)	(3,824)
NOI from equity method investments at ownership share (Non-GAAP)	7,926	9,046	533	1,914	8,459	10,960
Less: Lease termination revenue	(46)	(837)	—	—	(46)	(837)
NOI from equity method investments at ownership share excluding lease termination revenue (Non-GAAP)	$7,880	$8,209	$533	$1,914	$8,413	$10,123

Pennsylvania Real Estate Investment Trust
Reconciliation of Net Income (Loss) to Net Operating Income
Reconciliation of Net Income (Loss) to Net Operating Income from Consolidated Properties (Non-GAAP Measure)
Twelve Months Ended December 31, 2017 and December 31, 2016
(in thousands)

The table below reconciles net income (loss) to NOI for our consolidated properties for the twelve months ended December 31, 2017 and 2016.

	Twelve Months Ended December 31,
	2017	2016
Net loss	$(32,848)	$(12,713)
Other income	(5,966)	(5,349)
Depreciation and amortization	128,822	126,669
General and administrative expenses	36,736	35,269
Employee separation expenses	1,299	1,355
Project costs and other expenses	768	1,700
Interest expense	58,430	70,724
Impairment of assets	55,793	62,603
Equity in income of partnerships	(14,367)	(18,477)
Gain on sale of real estate by equity method investee	(6,539)	—
Gain (Loss) on sales of interests in real estate, net	361	(23,022)
Gains on sales of non operating real estate	(1,270)	(380)
NOI - consolidated properties (Non-GAAP)	$221,219	$238,379

	Same Store		Non Same Store		Total
	2017	2016	2017	2016	2017	2016
Real estate revenue
Base rent	$223,859	$220,850	$7,039	$31,265	$230,898	$252,115
Expense reimbursements	107,520	111,043	1,934	7,837	109,454	118,880
Percentage rent	4,198	4,788	168	457	4,366	5,245
Lease termination revenue	2,675	4,277	85	183	2,760	4,460
Other real estate revenue	13,324	11,062	722	2,835	14,046	13,897
Total real estate revenue	351,576	352,020	9,948	42,577	361,524	394,597
Property operating expenses
CAM and real estate taxes	(107,174)	(109,147)	(4,101)	(15,543)	(111,275)	(124,690)
Utilities	(15,786)	(16,096)	(365)	(957)	(16,151)	(17,053)
Other property operating expenses	(12,213)	(11,456)	(666)	(3,019)	(12,879)	(14,475)
Total property operating expenses	(135,173)	(136,699)	(5,132)	(19,519)	(140,305)	(156,218)
NOI from consolidated properties (Non-GAAP)	216,403	215,321	4,816	23,058	221,219	238,379
Less: Lease termination revenue	(2,675)	(4,277)	(85)	(183)	(2,760)	(4,460)
NOI from consolidated properties less lease termination revenue (Non-GAAP)	$213,728	$211,044	$4,731	$22,875	$218,459	$233,919

Pennsylvania Real Estate Investment Trust
Reconciliation of Equity in Income of Partnerships to Net Operating Income from Equity Method Investments, at Ownership Share (Non-GAAP Measure)
Twelve Months Ended December 31, 2017 and December 31, 2016
(in thousands)

	2017	2016
Equity in income of partnerships	$14,367	$18,477
Other income	(594)	—
Depreciation and amortization	10,974	10,214
Interest expense and other expenses, net	12,013	10,306
NOI from equity method investments at ownership share (Non-GAAP)	$36,760	$38,997

	Same Store		Non Same Store		Total
	2017	2016	2017	2016	2017	2016
Real estate revenue
Base rent	$27,504	$28,053	$7,218	$6,873	$34,722	$34,926
Expense reimbursements	12,291	12,673	1,854	2,700	14,145	15,373
Percentage rent	344	392	32	37	376	429
Lease termination revenue	467	1,732	—	—	467	1,732
Other real estate revenue	1,157	1,125	761	670	1,918	1,795
Total real estate revenue	41,763	43,975	9,865	10,280	51,628	54,255
Property operating expenses
CAM and real estate taxes	(8,435)	(8,183)	(2,810)	(3,150)	(11,245)	(11,333)
Utilities	(791)	(817)	(466)	(579)	(1,257)	(1,396)
Other property operating expenses	(2,271)	(2,396)	(95)	(133)	(2,366)	(2,529)
Total property operating expenses	(11,497)	(11,396)	(3,371)	(3,862)	(14,868)	(15,258)
NOI from equity method investments at ownership share (Non-GAAP)	30,266	32,579	6,494	6,418	36,760	38,997
Less: Lease termination revenue	(467)	(1,732)	—	—	(467)	(1,732)
NOI from equity method investments at ownership share excluding lease termination revenue (Non-GAAP)	$29,799	$30,847	$6,494	$6,418	$36,293	$37,265

Pennsylvania Real Estate Investment Trust
Reconciliation of Net Income to Funds From Operations and Funds Available for Distribution (Non-GAAP measure)
(in thousands, except per share amounts)

	Quarter Ended December 31,		Twelve Months Ended December 31,
(in thousands, except per share amounts)	2017	2016	2017	2016
Net income (loss)	$8,615	$(26,727)	$(32,848)	$(12,713)
Depreciation and amortization on real estate
Consolidated properties	33,797	34,083	127,327	125,192
PREIT's share of equity method investments	2,481	2,624	10,974	10,214
Adjustment to gains (gains on sales of real estate by equity method investee)	174	—	(6,539)	—
(Gains) adjustment to gains on sales of interests in real estate	(8)	(69)	361	(23,022)
Impairment of assets	51	38,014	55,793	62,603
Dividends on preferred shares	(7,048)	(3,962)	(27,845)	(15,848)
Loss on redemption of preferred shares	(4,103)	—	(4,103)	—
Funds from operations attributable to common shareholders and OP Unit holders	$33,959	$43,963	$123,120	$146,426
Loss on redemption of preferred shares	4,103	—	4,103	—
Provision for employee separation expense	246	—	1,299	1,355
Prepayment penalties and accelerated amortization of financing costs	1,557	—	1,557	—
Loss on hedge ineffectiveness	—	—	—	143
Funds from operations, as adjusted, attributable to common shareholders and OP Unit holders	$39,865	$43,963	$130,079	$147,924
Funds available for distribution
Funds from operations, as adjusted, attributable to common shareholders and OP Unit holders	$39,865	$43,963	$130,079	$147,924
Adjustments:
Straight line rent	$(889)	$(732)	$(2,839)	$(2,909)
Recurring capital expenditures	(9,828)	(9,850)	(26,493)	(20,618)
Tenant allowances	(6,795)	(7,978)	(20,574)	(31,024)
Capitalized leasing costs	(1,433)	(1,707)	(6,066)	(6,101)
Amortization of above- and below-market lease intangibles	(39)	(55)	(2,386)	(606)
Funds available for distribution to common shareholders and OP Unit holders	$20,881	23,641	71,721	86,666
Funds from operations attributable to common shareholders and OP Unit holders per diluted share and OP Unit	$0.44	$0.57	$1.58	$1.89
Funds from operations, as adjusted, attributable to common shareholders and OP Unit holders per diluted share and OP Unit	$0.51	$0.57	$1.67	$1.91
Funds available for distribution to common shareholders and OP Unit holders per diluted share and OP Unit	$0.27	$0.30	$0.92	$1.12
PAYOUT RATIOS (1)
Payout ratio of funds from operations attributable to common shareholders and OP Unit holders			53.2%	44.4%
Payout ratio of funds from operations attributable to common shareholders and OP Unit holders, as adjusted			50.3%	43.3%
Payout ratio of funds available for distribution attributable to common shareholders and OP Unit holders			91.1%	77.8%
Weighted average number of shares outstanding	69,496	69,152	69,364	69,086
Weighted average effect of full conversion of OP Units	8,278	8,313	8,297	8,324
Effect of common share equivalents	—	127	93	191
Total weighted average shares outstanding, including OP Units	77,774	77,592	77,754	77,601

(1)	Twelve months ended December 31, 2017 and December 31, 2016, respectively.

Pennsylvania Real Estate Investment Trust
Leasing Activity Summary - Quarter Ended December 31, 2017

						Initial Gross Rent Spread (1)		Avg Rent Spread (2)	Annualized Tenant Improvements psf (3)
	Number	GLA	Term	Initial Rent psf	Prev Rent psf	$	%	%
Non Anchor
New Leases
Under 10k sf	26	41,212	6.2	$52.17	N/A	N/A	N/A	N/A	$13.54
Over 10k sf	4	161,291	11.3	11.74	N/A	N/A	N/A	N/A	1.36
Total New Leases	30	202,503	10.3	$19.97	N/A	N/A	N/A	N/A	$3.84
Renewal Leases
Under 10k sf	39	71,846	3.7	74.18	69.19	4.99	7.2%	10.8%	$0.83
Over 10k sf	1	17,428	2.0	14.00	14.00	—	0.00%	0.00%	—
Total Fixed Rent	40	89,274	3.4	$62.43	$58.42	$4.02	6.9%	10.2%	$0.67
Percentage in Lieu	12	76,966	2.0	17.85	26.00	(8.15)	(31.3)%	N/A	—
Total Renewal Leases	52	166,240	2.7	$41.79	$43.41	$(1.62)	(3.7)%	10.2%	$0.51
Total Non Anchor (4)(5)	82	368,743	6.9	$29.81
Anchor
New Leases	—	—	—	$—	N/A	N/A	N/A	N/A	$—
Renewal Leases	1	135,186	5.0	$5.84	$5.84	$—	0.00%	N/A	$—
Total	1	135,186	5.0	$5.84

(1)
Initial renewal spread is computed by comparing the initial rent psf in the new lease to the final rent psf amount in the expiring lease. For purposes of this computation, the rent amount includes minimum rent, CAM charges, estimated real estate tax reimbursements and marketing charges, but excludes percentage rent. In certain cases, a lower rent amount may be payable for a period of time until specified conditions in the lease are satisfied.

(2)
Average renewal spread is computed by comparing the average rent psf over the new lease term to the final rent psf amount in the expiring lease. For purposes of this computation, the rent amount includes minimum rent and fixed CAM charges, but excludes pro rata CAM charges, estimated real estate tax reimbursements, marketing charges and percentage rent.

(3)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the initial lease term.

(4)
Includes 10 leases and 18,744 square feet of GLA with respect to our unconsolidated partnerships. Excluding these leases, the initial gross rent spread was 7.8% for leases under 10,000 square feet and (5.1)% for all non anchor leases.  Excluding these leases, the average rent spread was 10.8% for leases under 10,000 square feet and 10.1% for all non anchor leases.

(5)
Includes 3 leases totaling 5,490 square feet with respect to tenants whose leases were restructured and extended following a bankruptcy filing.  Excluding these leases, the initial gross rent spread was 7.8% for leases under 10,000 square feet and (4.1)% for all non-anchor leases.  Excluding these leases, the average rent spreads were 11.4% for leases under 10,000 square feet and 10.7% for all non-anchor leases.

Pennsylvania Real Estate Investment Trust
Leasing Activity Summary - Twelve Months Ended December 31, 2017

							Initial Gross Rent Spread (1)		Avg Rent Spread (2)	Annualized Tenant Improvements psf (3)
	Number	GLA	Term	Initial Rent psf		Prev Rent psf	$	%	%
Non Anchor
New Leases
Under 10k sf	150	283,036	6.6	$48.02		N/A	N/A	N/A	N/A	$8.23
Over 10k sf	20	464,204	10.2	15.17		N/A	N/A	N/A	N/A	5.61
Total New Leases	170	747,240	8.8	$27.61		N/A	N/A	N/A	N/A	$6.60
Renewal Leases
Under 10k sf	242	475,599	3.7	$62.64		$61.47	$1.17	1.9%	5.1%	$0.18
Over 10k sf	16	336,453	3.3	16.49		17.14	(0.65)	(3.8)%	0.9%	—
Total Fixed Rent	258	812,052	3.5	$43.52		$43.10	$0.42	1.0%	4.4%	$0.11
Percentage in Lieu	15	91,809	1.9	15.86	22.69	22.69	(6.83)	(30.1)%	N/A	—
Total Renewal Leases	273	903,861	3.4	$40.71		$41.03	$(0.32)	(0.8)%	4.4%	$0.10
Total Non Anchor (4)(5)	443	1,651,101	5.8	$34.78
Anchor
New Leases	5	349,972	11.0	$7.70		N/A	N/A	N/A	N/A	$1.38
Renewal Leases	8	1,071,158	7.1	$5.31		$5.28	$0.03	0.6%	N/A	$—
Total(5)	13	1,421,130	8.1	$5.90

(1)
Initial renewal spread is computed by comparing the initial rent psf in the new lease to the final rent psf amount in the expiring lease. For purposes of this computation, the rent amount includes minimum rent, CAM charges, estimated real estate tax reimbursements and marketing charges, but excludes percentage rent. In certain cases, a lower rent amount may be payable for a period of time until specified conditions in the lease are satisfied.

(2)
Average renewal spread is computed by comparing the average rent psf over the new lease term to the final rent psf amount in the expiring lease. For purposes of this computation, the rent amount includes minimum rent and fixed CAM charges, but excludes pro rata CAM charges, estimated real estate tax reimbursements, marketing charges and percentage rent.

(3)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the initial lease term.

(4)
Includes 41 leases and 188,624 square feet of GLA with respect to our unconsolidated partnerships. Excluding these leases, the initial gross rent spread was 3.2% for leases under 10,000 square feet and 1.0% for all non anchor leases.  Excluding these leases, the average rent spread was 6.3% for leases under 10,000 square feet and 6.6% for all non anchor leases.

(5)
Includes 19 leases totaling 51,697 square feet with respect to tenants whose leases were restructured and extended following a bankruptcy filing.  Excluding these leases, the initial gross rent spread was 2.4% for leases under 10,000 square feet and (0.6)% for all non-anchor leases.  Excluding these leases, the average rent spread was 5.2% for leases under 10,000 square feet and 4.5% for all non-anchor leases.

Pennsylvania Real Estate Investment Trust
Summarized Sales and Rent Per Square Foot and Occupancy Percentages

	December 31, 2017								December 31, 2016
	% Rolling 12 Mo. NOI	Avg. Comp Sales	Avg. Gross Rent(1)(2)	Occ. Cost	Actual Occupancy		Leased Occupancy		% Rolling 12 Mo. NOI	Avg. Comp Sales	Avg. Gross Rent(1)(2)	Occ. Cost	Occupancy
					Total	Non-Anchor	Total	Non-Anchor					Total	Non-Anchor

Malls	90.6%	$475	$59.56	13.3%	95.9%	93.8%	96.6%	94.9%	84.3%	$470	$58.73	13.0%	95.9%	93.7%
Mall Sold(3)	1.6%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	2.7%	$321	$37.48	12.1%	97.3%	93.5%
Other Retail Properties	5.1%	N/A	$26.37	N/A	91.1%	90.4%	91.1%	90.4%	5.1%	N/A	$26.35	N/A	93.2%	92.7%
Total Retail Properties	97.2%	N/A	$51.27	N/A	95.4%	93.3%	96.0%	94.2%	92.0%	N/A	$50.27	N/A	95.7%	93.6%
Other Properties (4)	2.8%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.0%	N/A	N/A	N/A	N/A	N/A
Total Portfolio	100.0%	$475	$51.27		95.4%	93.3%	96.0%	94.2%	100.0%	$464	$50.27		95.7%	93.6%

(1)
Average gross rent for malls includes all non-anchor space owned by the Company and leased to tenants that occupy individual spaces of less than 10,000 square feet. Average gross rent for other retail properties includes all non-anchor space owned by the Company regardless of size.

(2)	Average gross rent for mall tenants greater than 10,000 sf was $21.75 per square foot as of December 31, 2017 and $20.60 per square foot as of December 31, 2016.

(3)	Mall sold is Logan Valley Mall and excludes properties held for sale as of December 31, 2016.

(4)	Operating metrics for Fashion District Philadelphia as of December 31, 2017 and 2016, respectively, are excluded because the property is under redevelopment.

Pennsylvania Real Estate Investment Trust
Mall Occupancy Percentage and Sales Per Square Foot

		December 31, 2017			December 31, 2016			Change
	% of 4 Qtr Trailing NOI	Avg Comp Sales (1)(2)	Total Occ % (2)	Non Anchor Occup. % (2)	Avg Comp Sales (1)(2)	Total Occ % (2)	Non Anchor Occup. % (2)	Avg Comp Sales (1)(2)	Total Occ % (2)		Non Anchor Occup. % (2)

Top 5 Malls
Willow Grove Park		$673	97.3%	94.6%	$632	97.2%	94.4%	6.5%	0.1%		0.2%
Cherry Hill Mall		652	96.4%	95.6%	658	94.9%	93.9%	(0.9)%	1.5%		1.7%
Lehigh Valley Mall		561	92.7%	88.0%	570	97.1%	95.3%	(1.6)%	(4.4)%		(7.3)%
Springfield Town Center		529	92.7%	90.3%	525	91.3%	88.3%	0.8%	1.4%	—	2.0%
Woodland Mall		528	99.1%	99.1%	536	98.7%	97.7%	(1.5)%	0.4%		1.4%
	39.1%	$593	95.1%	93.1%	$591	95.7%	93.4%	0.3%	(0.6)%		(0.3)%

Malls 6 - 10
Dartmouth Mall		507	98.2%	97.0%	466	94.4%	90.8%	8.8%	3.8%		6.2%
Jacksonville Mall		500	99.9%	99.8%	490	98.0%	96.0%	2.0%	1.9%		3.8%
The Mall at Prince Georges		495	95.1%	89.7%	451	98.4%	96.6%	9.8%	(3.3)%		(6.9)%
Viewmont Mall		424	99.2%	98.3%	429	99.0%	98.3%	(1.2)%	0.2%		—%
Springfield Mall		419	96.1%	96.1%	407	93.5%	93.5%	2.9%	2.6%		2.6%
	16.1%	$464	97.5%	95.4%	$445	97.2%	95.1%	4.3%	0.3%		0.3%

Malls 11 - 15
Magnolia Mall		418	98.8%	97.8%	422	99.3%	98.5%	(0.9)%	(0.5)%		(0.7)%
Moorestown Mall		414	92.5%	83.6%	358	94.1%	87.1%	15.6%	(1.6)%		(3.5)%
Patrick Henry Mall		406	97.5%	96.4%	437	95.6%	93.6%	(7.1)%	1.9%		2.8%
Capital City Mall		401	99.6%	99.5%	411	98.9%	98.2%	(2.4)%	0.7%		1.3%
Valley Mall		394	99.1%	98.5%	416	98.8%	97.9%	(5.3)%	0.3%		0.6%
	17.5%	$406	97.2%	95.1%	$410	97.3%	94.9%	(1.0)%	(0.1)%		0.2%

Malls 16 - 21
Valley View Mall		376	97.9%	96.4%	384	96.1%	94.8%	(2.1)%	1.8%		1.6%
Francis Scott Key Mall		368	95.0%	92.2%	360	96.6%	94.7%	2.2%	(1.6)%		(2.5)%
Cumberland Mall		367	97.4%	95.7%	376	97.6%	96.1%	(2.4)%	(0.2)%		(0.4)%
Wyoming Valley Mall		365	98.8%	96.0%	381	97.4%	90.9%	(4.2)%	1.4%		5.1%
Plymouth Meeting Mall		338	95.8%	93.6%	333	94.4%	91.2%	1.5%	1.4%		2.4%
Exton Square Mall		321	86.5%	84.6%	331	86.3%	86.2%	(3.0)%	0.2%		(1.6)%
	17.9%	$353	94.9%	92.6%	$358	94.4%	92.4%	(1.4)%	0.5%		0.2%

All Malls	90.6%	$475	95.9%	93.8%	$470	95.9%	93.7%	1.1%	—%		0.1%

(1)	Based on reported sales by all comparable non-anchor tenants that lease individual spaces of less than 10,000 square feet and have occupied the space for at least 24 months.

(2)	Average comp sales and total and non-anchor occupancy for Fashion District Philadelphia as of December 31, 2017 and 2016, respectively, are excluded because the property is under redevelopment.

Pennsylvania Real Estate Investment Trust
Top Twenty Tenants(1)

Tenant	Brands	Locations at Consolidated Properties	Locations at Unconsolidated Properties	Total Number of Locations (1)	Percentage of Annualized Gross Rent (2)
Foot Locker, Inc.	Champs, Foot Locker, Footaction, Footaction Flight 23, House of Hoops by Foot Locker, Kids Foot Locker, Lady Foot Locker, Nike Yardline	43	8	51	4.1%
L Brands, Inc.	Bath & Body Works, Henri Bendel, Pink, Victoria's Secret	39	6	45	3.9%
Signet Jewelers Limited	Kay Jewelers, Piercing Pagoda, Piercing Pagoda Plus, Plumb Gold, Totally Pagoda, Zale's Jewelers	59	9	68	2.9%
Dick's Sporting Goods, Inc.	Dick's Sporting Goods, Field & Stream	9	2	11	2.5%
Gap, Inc.	Banana Republic, Gap/Gap Kids/Gap Outlet/Baby Gap, Old Navy	17	9	26	2.4%
American Eagle Outfitters, Inc.	Aerie, American Eagle Outfitters	17	4	21	2.3%
J.C. Penney Company, Inc. (3)	JC Penney	15	2	17	2.0%
Express, Inc.	Express, Express Factory Outlet, Express Men	14	3	17	2.0%
Genesco, Inc.	Hat Shack, Hat World, Johnston & Murphy, Journey's, Journey's Kidz, Lids, Lids Locker Room, Shi by Journey's, Underground by Journey's	48	8	56	1.8%
Ascena Realty Group, Inc.	Ann Taylor, Dress Barn, Justice, Lane Bryant, Loft, Maurices	28	6	34	1.7%
Macy's Inc.	Bloomingdale's, Macy's	15	2	17	1.6%
Forever 21, Inc.	Forever 21	8	1	9	1.5%
Regal Entertainment Group	Regal Cinemas	4	—	4	1.4%
Luxottica Group S.p.A.	Lenscrafters, Pearle Vision, Sunglass Hut	28	6	34	1.4%
Advent CR Holdings, Inc.	Charlotte Russe	13	2	15	1.4%
H&M Hennes & Mauritz L.P.	H & M	14	—	14	1.3%
The Children's Place Retail Stores, Inc.	The Children's Place	15	2	17	1.1%
Darden Concepts, Inc.	Bahama Breeze, Capital Grille, Olive Garden, Seasons 52, Yard House	8	—	8	1.0%
Best Buy Co., Inc	Best Buy, Best Buy Mobile	16	3	19	1.0%
Dave & Buster's, Inc.	Dave & Buster's	2	—	2	0.9%
Total Top 20 Tenants		412	73	485	38.1%
Total Leases		1,561	358	1,919	100.0%

(1)	Excludes tenants from Fashion District Philadelphia which is under redevelopment.

(2)	Includes our share of tenant gross rent from partnership properties based on PREIT’s ownership percentage in the respective equity method investments as of December 31, 2017.

(3)	Includes a store at Willow Grove Park that the tenant closed in 2017.

Pennsylvania Real Estate Investment Trust
Lease Expirations as of December 31, 2017
(dollars in thousands except psf amounts)

Non-Anchors (1)
		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA (2)	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
2017 and Prior	104	316,051	3.7%	$15,125	$13,106	4.0%	$47.86
2018	240	745,508	8.7%	34,022	29,746	9.0%	45.64
2019	272	1,036,470	12.2%	42,572	38,393	11.6%	41.07
2020	228	1,110,983	13.0%	39,649	34,779	10.5%	35.69
2021	181	889,586	10.4%	35,099	29,891	9.0%	39.46
2022	158	479,209	5.6%	27,737	24,205	7.3%	57.88
2023	124	738,327	8.7%	30,603	27,749	8.4%	41.45
2024	126	513,159	6.0%	30,891	28,708	8.7%	60.20
2025	162	725,290	8.5%	40,936	32,853	9.9%	56.44
2026	119	581,535	6.8%	31,678	24,973	7.5%	54.47
2027	107	672,632	7.9%	26,210	24,192	7.3%	38.97
Thereafter	52	714,139	8.4%	23,452	22,710	6.9%	32.84
Total/Average	1,873	8,522,889	100.0%	$377,974	$331,305	100.0%	$44.35

Anchors (1)
		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring (4)	Expiring GLA	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
2018	3	365,231	6.5%	$2,095	$2,095	7.2%	$5.74
2019	6	792,772	14.0%	2,516	2,516	8.7%	3.17
2020	6	675,699	12.0%	3,149	3,149	10.8%	4.66
2021	8	791,412	14.0%	5,055	3,847	13.2%	6.39
2022	8	1,174,834	20.8%	4,410	4,059	14.0%	3.75
2023	3	348,592	6.2%	1,816	1,816	6.2%	5.21
2024	1	135,186	2.4%	800	800	2.8%	5.92
2025	2	390,245	6.9%	1,180	1,180	4.1%	3.02
2026	1	58,371	1.0%	861	861	3.0%	14.75
2027	1	155,392	2.8%	465	465	1.6%	2.99
Thereafter	7	758,026	13.4%	8,296	8,296	28.4%	10.94
Total/Average	46	5,645,760	100.0%	$30,643	$29,084	100.0%	$5.43

(1)	Only includes owned space. Excludes tenants from Fashion District Philadelphia.

(2)	Does not include tenants occupying space under license agreements with initial terms of less than one year. The GLA of these tenants is 583,921 square feet.

(3)	Includes our share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective equity method investments.

(4)	Accounts for all contiguous anchor space as one lease.

Pennsylvania Real Estate Investment Trust
Property Information as of December 31, 2017

		Landlord Owned Anchors/Large Format Non Anchor		Anchor Stores Not Owned			Non-anchor occupied GLA
Properties	Location	Tenant	Exp Year	Anchor GLA	Tenant	GLA	Large Format	Small Shop	Vacant	Total GLA

Malls
Capital City Mall	Camp Hill, PA	JCPenney	2020	102,825	Macy's	120,000	80,340	188,134	1,728	605,006
		Dick's Sporting Goods	2028	61,677
		Field and Stream	2031				50,302
Cherry Hill Mall	Cherry Hill, NJ	Nordstrom	2025	138,000	JCPenney	174,285	231,481	435,217	30,354	1,313,937
					Macy's	304,600
Cumberland Mall	Vineland, NJ	Burlington	2019	80,983	BJ's Wholesale Club	117,889	189,559	162,925	17,831	950,986
		The Home Depot	2019	132,013	Boscov's	155,341
		Dick's Sporting Goods	2028	50,000
		Regal Cinemas	2019				44,445
Dartmouth Mall	Dartmouth, MA	JCPenney	2019	100,020	Macy's	140,000	117,955	151,078	9,817	672,298
		Sears	2021	108,440
		AMC Theaters	2026				44,988
Exton Square Mall(1)	Exton, PA	Boscov's	2019	178,000	Macy's	181,200	113,269	254,844	116,505	1,046,490
		Sears	2019	144,301
		Round 1	2026	58,371
Francis Scott Key Mall	Frederick, MD	JCPenney	2021	101,293	Macy's	139,333	139,863	171,985	30,752	754,259
		Sears	2023	120,883
		Dick's Sporting Goods	2025				50,150
Jacksonville Mall	Jacksonville, NC	Belk	2021	72,510			123,079	129,158	502	494,854
		JCPenney	2020	51,812
		Sears	2021	117,793
Lehigh Valley Mall	Allentown, PA	Boscov's	2022	164,694	JCPenney	207,292	149,274	366,023	70,236	1,169,519
		Macy's	2022	212,000
Magnolia Mall	Florence, SC	Belk	2021	115,793			54,310	170,349	7,001	574,303
		Best Buy	2023	32,054
		JCPenney	2022	104,107
		Dick's Sporting Goods	2023				45,000
		Burlington	2028				45,689

Pennsylvania Real Estate Investment Trust
Property Information as of December 31, 2017

		Landlord Owned Anchors/Large Format Non Anchor		Anchor Stores Not Owned			Non-anchor occupied GLA
Properties	Location	Tenant	Exp Year	Anchor GLA	Tenant	GLA	Large Format	Small Shop	Vacant	Total GLA

Moorestown Mall	Moorestown, NJ	Boscov's	2028	202,765	Lord & Taylor	121,200	32,504	196,310	56,317	872,530
		Sears	2022	205,591
		Regal Cinemas	2028				57,843
Patrick Henry Mall	Newport News, VA	Dick's Sporting Goods	2022	50,250	Dillard's	144,157	60,095	227,290	10,658	717,662
		JCPenney	2020	85,212	Macy's	140,000
Plymouth Meeting Mall	Plymouth Meeting, PA	Boscov's	2028	188,429			187,876	216,968	30,888	737,316
		Whole Foods	2029	65,155
		AMC Theaters	2027				48,000
Springfield Mall	Springfield, PA				Macy's	192,000	20,577	193,440	8,628	610,544
					Target	195,899
Springfield Town Center	Springfield, VA	Macy's	2025	252,245	JCPenney	209,144	160,922	333,442	71,354	1,374,172
					Target	180,841
		Dick's Sporting Goods	2025				53,891
		Nordstrom Rack	2025				33,107
		Regal Cinemas	2029				49,788
		Saks OFF 5th	2026				29,438
The Mall at Prince Georges	Hyattsville, MD	JCPenney	2021	148,778			151,319	243,076	45,488	919,502
		Macy's	2023	195,655
		Target	2024	135,186
Valley Mall	Hagerstown, MD	Bon-Ton (2)	2018	123,094		—	95,023	235,677	5,696	793,404
		JCPenney	2019	157,455	Sears	123,400
		Regal Cinemas	2020				53,059
Valley View Mall	La Crosse, WI	JCPenney	2020	96,357	Herberger's	41,344	53,368	168,867	9,905	628,093
		Herberger's	2033	100,000	Sears	113,252
		Dick's Sporting Goods	2025				45,000
Viewmont Mall	Scranton, PA	JCPenney	2020	193,112	Macy's	139,801	98,630	163,088	4,594	689,225
		Dick's Sporting Goods	2028	90,000

Pennsylvania Real Estate Investment Trust
Property Information as of December 31, 2017

		Landlord Owned Anchors/Large Format Non Anchor		Anchor Stores Not Owned			Non-anchor occupied GLA
Properties	Location	Tenant	Exp Year	Anchor GLA	Tenant	GLA	Large Format	Small Shop	Vacant	Total GLA

Willow Grove Park	Willow Grove, PA	JCPenney (3)	2018	124,660	Bloomingdale's	237,537	88,284	263,952	20,282	1,175,631
		Macy's	2022	225,000	Sears	175,584
		Nordstrom Rack	2022	40,332
Woodland Mall	Grand Rapids, MI				JCPenney	254,905	163,474	270,926	3,775	850,396
					Macy's	157,316
Wyoming Valley Mall	Wilkes-Barre, PA	Bon-Ton	2027	155,392			43,968	186,551	9,624	832,253
		JCPenney	2022	172,860
		Macy's	2020	146,381
		Sears	2018	117,477
Total Malls				5,518,955		3,966,320	3,005,870	4,729,300	561,935	17,782,380

Other Retail Properties
Gloucester Premium Outlets	Blackwood, NJ						37,303	278,410	54,198	369,911
Metroplex Shopping Center	Plymouth Meeting, PA	Giant Food Store	2021	67,185	Lowe's	163,215	287,711	56,292	—	778,190
					Target	137,514
		Dick's Sporting Goods	2020				41,593
		Saks OFF 5th	2026				24,680
The Court at Oxford Valley	Fairless Hills, PA	Best Buy	2021	59,620	BJ's Wholesale Club	116,872	282,733	54,141	11,028	704,526
					The Home Depot	130,751
		Dick's Sporting Goods	2021				49,381
Red Rose Commons	Lancaster, PA				The Home Depot	134,558	215,790	15,207	32,296	462,883
					Weis Market	65,032
Wyoming Valley Center	Wilkes-Barre, PA						28,400	—	48,880	77,280
Total Other Retail Properties				126,805		747,942	967,591	404,050	146,402	2,392,790

Total Portfolio				5,645,760		4,714,262	3,973,461	5,133,350	708,337	20,175,170
(1) Vacant GLA includes 59,629 square feet from former JCPenney store which closed in the second quarter of 2015.
(2) BonTon will be closing and replaced with Belk in 2018.
(3) Closed in July 2017.

Pennsylvania Real Estate Investment Trust
Anchor Replacement Summary

	Former/Existing Anchors				Replacement Tenant(s)
Property	Name	GLA '000's	Date Closed/Closing	Date Decommissioned	Name	GLA '000's	Actual/Targeted Opening Date
Completed:
Cumberland Mall	JC Penney	51	Q3 15	Q3 15	Dick's Sporting Goods	50	Q4 16
Exton Square Mall	JC Penney	118	Q2 15	n/a	Round 1	58	Q4 16
Viewmont Mall	Sears	193	Q3 16	Q2 17	Dick's Sporting Goods/Field & Stream/HomeGoods	113	Q3 17
Capital City Mall	Sears	101	Q1 17	Q2 17	Dick's Sporting Goods	88	Q3 17
					Sears Appliance; Fine Wine and Spirits		Q4 17
Magnolia Mall	Sears	91	Q1 17	Q2 17	Burlington	46	Q3 17
Valley View Mall	Macy's	100	Q1 17	Q2 17	Herberger's	100	Q3 17
Exton Square Mall	K-mart	96	Q1 16	Q2 16	Whole Foods	58	Q1 18
In process:
Woodland Mall	Sears	313	Q2 17	Q2 17	Von Maur	86	Q4 19
					Restaurants and small shop space	TBD	Q4 19
Magnolia Mall	Sears	See Above			HomeGoods	22	Q2 18
					Five Below	8	Q2 18
Moorestown Mall	Macy's	200	Q1 17	n/a	Sierra Trading Post	19	Q1 19
					HomeSense	28	Q4 18
					Grocer and other tenant	32	Q4 18
Valley Mall	Macy's	120	Q1 16	n/a	Onelife Fitness	70	Q3 18
					Tilt	48	Q3 18
	Bon Ton	123	Q1 18	n/a	Belk	123	Q4 18
Willow Grove Park	JC Penney	125	Q3 17	n/a	Movie theater and entertainment	93	Q3 19
Pending:
Plymouth Meeting Mall	Macy's(1)	215	Q1 17	n/a	Various large format tenants	153	Q4 19
(1)Property is third party owned and is subject to a ground lease dated June 23, 2017.

Pennsylvania Real Estate Investment Trust
Condensed Balance Sheet
(in thousands, except per share amounts)

	December 31, 2017	December 31, 2016
ASSETS
Investments in real estate, at cost
Operating properties	$3,180,212	$3,196,529
Construction in progress (CIP)	113,609	97,575
Land held for development	5,881	5,910
Total investments in real estate	3,299,702	3,300,014
Accumulated depreciation	(1,111,007)	(1,060,845)
Net investments in real estate	2,188,695	2,239,169
Investments in partnerships, at equity	216,823	168,608
Other assets:
Cash and cash equivalents	15,348	9,803
Rent and other receivables (1)	38,166	39,026
Intangible assets, net	17,693	19,746
Deferred costs and other assets, net	112,046	93,800
Assets held for sale	—	46,680
Total other assets	183,253	209,055
Total assets	$2,588,771	$2,616,832
LIABILITIES AND EQUITY
Liabilities:
Mortgage loans	$1,056,084	$1,222,859
Term Loans	547,758	397,043
Revolving Facility	53,000	147,000
Tenants’ deposits and deferred rent	11,446	13,262
Distributions in excess of partnership investments	97,868	61,833
Fair value of derivative instruments	20	1,520
Liabilities related to assets held for sale	—	2,658
Other liabilities	61,604	68,251
Total liabilities	1,827,780	1,914,426
Equity:
Total equity	760,991	702,406
Total liabilities and equity	$2,588,771	$2,616,832

(1)	Total includes straight line rent of $25.4 million as of December 31, 2017 and $23.7 million as of December 31, 2016.

Pennsylvania Real Estate Investment Trust
Assets and Liabilities - Equity Method Investments, at Ownership Share (Non-GAAP)
(in thousands, except per share amounts)

	December 31, 2017	December 31, 2016
ASSETS:
Investments in real estate, at cost:
Operating properties	$288,481	$307,001
Construction in progress (CIP)	152,478	82,295
Total investments in real estate	440,959	389,296
Accumulated depreciation	(101,701)	(105,546)
Net investments in real estate	339,258	283,750
Cash and cash equivalents	12,186	12,089
Deferred costs and other assets, net	15,839	17,978
Total assets	367,283	313,817
LIABILITIES:
Mortgage loans payable	234,798	200,876
Other liabilities	13,530	6,166
Total liabilities	248,328	207,042
Net investment	$118,955	$106,775
Reconciliation to comparable GAAP balance sheet item:
Investment in partnerships, at equity	$216,823	$168,608
Distributions in excess of partnership investments	(97,868)	(61,833)
Net investment	$118,955	$106,775

The non-GAAP financial information presented above includes financial information attributable to our share of unconsolidated properties. This proportionate financial information is non-GAAP financial information, but we believe that it is helpful information because it reflects the pro rata contribution from our unconsolidated properties that are owned through investments accounted for under GAAP using the equity method of accounting. Under such method, changes in our investments in these entities are recorded in the balance sheet caption entitled “Investment in partnerships, at equity.” In the case of deficit investment balances, such amounts are recorded in “Distributions in excess of partnership investments.”

To derive the proportionate financial information reflected in the tables above we multiplied the percentage of our economic interest in each partnership on a property-by-property basis by each line item. Under the partnership agreements relating to our current unconsolidated partnerships with third parties, we own a 25% to 50% economic interest in such partnerships, and there are generally no provisions in such partnership agreements relating to special non-pro rata allocations of income or loss, and there are no preferred or priority returns of capital or other similar provisions. While this method approximates our indirect economic interest in our pro rata share of the assets and liabilities of our unconsolidated partnerships, we do not control these partnerships or have a direct legal claim to the assets, liabilities, revenues or expenses of the unconsolidated partnerships beyond our rights as an equity owner in the event of any liquidation of such entity. Our percentage ownership is not necessarily indicative of the legal and economic implications of our ownership interest.

Pennsylvania Real Estate Investment Trust
Investment in Real Estate - Consolidated Properties
(in thousands)

	December 31, 2017				December 31, 2016
	Operating Properties and Land Held for Development	CIP	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	CIP	Accumulated Depreciation	Net Real Estate
Malls
Capital City Mall	$123,452	$3,601	$43,437	$83,616	$112,256	$228	$40,264	$72,220
Cherry Hill Mall	479,603	20	229,299	250,324	471,953	422	209,950	262,425
Cumberland Mall	82,485	—	25,478	57,007	81,805	533	22,351	59,987
Dartmouth Mall	76,125	137	37,209	39,053	70,324	35	35,902	34,457
Exton Square Mall	187,901	12	53,683	134,230	165,118	21,360	48,842	137,636
Francis Scott Key Mall	96,013	3,844	37,827	62,030	93,467	1	35,118	58,350
Jacksonville Mall	87,535	—	35,988	51,547	85,889	—	32,792	53,097
Logan Valley Mall(1)	—	—	—	—	107,813	—	37,613	70,200
Magnolia Mall	95,738	2,368	44,339	53,767	90,582	973	41,993	49,562
Moorestown Mall	151,836	10,075	58,869	103,042	152,227	18	51,616	100,629
Patrick Henry Mall	154,098	—	65,052	89,046	151,733	640	62,121	90,252
Plymouth Meeting Mall	192,008	1,007	81,344	111,671	177,112	3,752	71,186	109,678
The Mall at Prince Georges	113,102	14,372	54,591	72,883	108,120	1,549	51,459	58,210
Springfield Town Center	491,010	—	36,204	454,806	485,265	—	21,922	463,343
Valley Mall	112,853	11,792	43,131	81,514	109,806	40	39,363	70,483
Valley View Mall (2)	54,542	11	10,108	44,445	79,376	—	24,710	54,666
Viewmont Mall	119,390	68	40,593	78,865	102,498	6,096	36,930	71,664
Willow Grove Park	243,965	200	96,756	147,409	241,252	—	88,976	152,276
Woodland Mall	199,789	34,138	69,121	164,806	196,014	28,692	63,204	161,502
Wyoming Valley Mall	118,767	10	47,978	70,799	113,919	7	44,533	69,393
Total Malls	3,180,212	81,655	1,111,007	2,150,860	3,196,529	64,346	1,060,845	2,200,030
Other Properties
Springhills	—	17,954	—	17,954	—	19,229	—	19,229
White Clay Point	—	14,000	—	14,000	—	14,000	—	14,000
Land held for development	5,899	—	—	5,899	5,910	—	—	5,910
Total Other Properties	5,899	31,954	—	37,853	5,910	33,229	—	39,139
Total Investment in Real Estate	$3,186,111	$113,609	$1,111,007	$2,188,713	$3,202,439	$97,575	$1,060,845	$2,239,169
(1) Logan Valley Mall was sold in August 2017.
(2) Valley View Mall was held for sale as of September 30, 2017 and was reclassified to held and used as of December 31, 2017.

Pennsylvania Real Estate Investment Trust
Investment in Real Estate - Equity Method Investments at Ownership Share
(in thousands)

	December 31, 2017				December 31, 2016
	Operating Properties and Land Held for Development	CIP	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	CIP	Accumulated Depreciation	Net Real Estate
Unconsolidated Malls
Fashion District Philadelphia (1)	$63,484	$150,633	$6,997	$207,120	$83,780	$81,113	$16,798	$148,095
Lehigh Valley Mall	47,982	889	27,984	20,887	47,786	265	26,296	21,755
Springfield Mall	58,035	66	21,008	37,093	57,462	66	19,474	38,054
Total Unconsolidated Malls	169,501	151,588	55,989	265,100	189,028	81,444	62,568	207,904
Unconsolidated Other Retail Properties
Gloucester Premium Outlets	27,727	29	2,693	25,063	27,793	29	1,514	26,308
Metroplex Shopping Center	42,966	26	24,804	18,188	42,918	26	24,200	18,744
The Court at Oxford Valley	29,029	9	12,172	16,866	28,970	9	11,571	17,408
Red Rose Commons	12,912	42	3,691	9,263	11,996	3	3,451	8,548
Total Unconsolidated Other Retail Properties	112,634	106	43,360	69,380	111,677	67	40,736	71,008
Unconsolidated Properties Under Development
Pavilion at Market East	6,346	784	2,352	4,778	6,296	784	2,242	4,838
Total Unconsolidated Properties Under Development	6,346	784	2,352	4,778	6,296	784	2,242	4,838
TOTAL INVESTMENT IN REAL ESTATE	$288,481	$152,478	$101,701	$339,258	$307,001	$82,295	$105,546	$283,750
(1) CIP includes $40.9 million of existing building shell that was reclassified from operating properties.

Pennsylvania Real Estate Investment Trust
Capital Expenditures
(in thousands)

	Quarter Ended December 31, 2017			Year Ended December 31, 2017
	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total
Redevelopment projects with incremental GLA and/or anchor replacement (1)	$19,340	$17,648	$36,988	$107,158	$88,987	$196,145
New development projects	—	12	12	—	38	38
Tenant allowances	6,795	—	6,795	20,171	403	20,574
Recurring capital expenditures:
CAM expenditures	5,694	278	5,972	20,199	457	20,656
Non-CAM expenditures	2,848	1,008	3,856	4,896	941	5,837
Total recurring capital expenditures	8,542	1,286	9,828	25,095	1,398	26,493
Total	$34,677	$18,946	$53,623	$152,424	$90,826	$243,250

(1) Net of any tenant reimbursements, parcel sales, tax credits, or other incentives.

Pennsylvania Real Estate Investment Trust
Debt Analysis as of December 31, 2017
(in thousands)

	Outstanding Debt
	Fixed Rate (1)	% of Total Indebtedness	Variable Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated mortgage loans payable (2)	$1,053,595	55.5%	$5,844	0.3%	$1,059,439	55.8%
Unconsolidated mortgage loans payable (3)	211,441	11.1%	24,232	1.3%	235,673	12.4%
Term Loans (4)	500,000	26.3%	50,000	2.7%	550,000	29.0%
2013 Revolving Facility	—	—%	53,000	2.8%	53,000	2.8%
TOTAL OUTSTANDING DEBT	$1,765,036	92.9%	$133,076	7.1%	$1,898,112	100.0%
AVERAGE STATED INTEREST RATE	3.79%		2.86%		3.73%

(1)	Includes variable rate debt swapped to fixed rate debt.

(2)	Excludes deferred financing costs of $3,355.

(3)	Reflects our share of debt of equity method investees. Excludes our share of deferred financing costs of $874.

(4)	Excludes deferred financing costs of $2,242.

		Average Debt Balance
		Mortgage Debt	2013 Revolving Facility	Term Loans	TOTAL
Beginning Balance	9/30/2017	$1,263,707	$—	$550,000	$1,813,707
Mortgage loan amortization, including our share of debt equity method investees		(6,258)	—	—	(6,258)
Lehigh Valley Mall borrowing		100,000	—	—	100,000
Lehigh Valley Mall repayment		(62,337)	—	—	(62,337)
2013 Revolving Facility, net		—	53,000	—	53,000
Ending Balance	12/31/2017	$1,295,112	$53,000	$550,000	$1,898,112
Weighted Average Balance		$1,291,480	$27,587	$550,000	$1,869,067

	Debt Maturities (1)
Year	Scheduled Amortization	Def Fin Cost Amort Mortgages	Mortgage Balance at Maturity	2013 Revolving Facility	Term Loans	Def Fin Cost Amort Term Loans	Total Debt
2018	22,286	(948)	92,701	53,000	—	(764)	166,275
2019	23,624	(890)	—	—	150,000	(589)	172,145
2020	24,078	(855)	106,950	—	150,000	(499)	279,674
2021	23,201	(521)	216,760	—	250,000	(390)	489,050
2022	17,901	(356)	410,739	—	—	—	428,284
Thereafter	32,426	(659)	324,446	—	—	—	356,213
	$143,516	$(4,229)	$1,151,596	$53,000	$550,000	$(2,242)	$1,891,641

(1)
The weighted average period to mortgage loan maturity is 5.48 years, excluding extension options. Includes 100% of mortgage loan debt from consolidated properties and our share of mortgage loan debt of equity method investees.

Weighted Average Mortgage Interest Rates
Year	Balance (1)	Interest Rate
2018(2)	$92,701	0.15%
2019	—	—%
2020	128,349	—%
2021	225,337	3.36%
2022	386,422	2.08%
Thereafter	462,303	7.82%
Total	$1,295,112	4.25%

(1)	Includes our share of debt of equity method investees.

(2)
Includes $68,469 related to the mortgage loan that is secured by Francis Scott Key Mall which extended January 2018. The mortgage loan bears interest at LIBOR Plus 2.60% with a term of four years plus a one year extension option. The mortgage loan is interest only for the first three years and amortization begins in year 4 and matures in January 2022.

Pennsylvania Real Estate Investment Trust
Debt Schedule as of December 31, 2017
(in thousands)

	Debt	Interest Rate	Annual Debt Service	Balance at Maturity	Initial Maturity Date	Fully Extended Maturity Date
Fixed Rate Mortgage Loans
Francis Scott Key Mall (1)(2)	$62,625	3.71%	$2,268	$62,625	Mar 2018	Mar 2018
Valley View Mall	28,623	5.95%	2,290	27,161	July 2020	July 2020
Viewmont Mall (1)	57,000	3.48%	1,984	57,000	Mar 2021	Mar 2021
Woodland Mall (1)	127,200	3.02%	5,515	121,600	Apr 2021	Apr 2021
Red Rose Commons (3)	13,442	5.14%	978	12,378	July 2021	July 2021
The Court at Oxford Valley (3)	27,695	5.56%	2,058	25,782	July 2021	July 2021
Capital City Mall	59,980	5.30%	4,379	54,715	Mar 2022	Mar 2022
Cumberland Mall	45,205	4.40%	3,433	38,157	Aug 2022	Aug 2022
Cherry Hill Mall	281,237	3.90%	16,980	251,120	Sept 2022	Sept 2022
Dartmouth Mall	61,125	3.97%	3,825	53,300	Apr 2023	Apr 2023
Metroplex Shopping Center (3)	39,205	5.00%	2,818	33,502	Oct 2023	Oct 2023
Wyoming Valley Mall	74,978	5.17%	5,124	66,747	Dec 2023	Dec 2023
Patrick Henry Mall	92,398	4.35%	5,748	77,591	July 2025	July 2025
Springfield Mall (3)	31,373	4.45%	1,964	26,299	Oct 2025	Oct 2025
Willow Grove Park	163,224	3.88%	9,599	133,754	Oct 2025	Oct 2025
Lehigh Valley Mall (3)	99,726	5.88%	5,768	79,789	Nov 2027	Nov 2027
Total Fixed Rate Mortgage Loans	$1,265,036	4.28%	$74,731	$1,121,520
Variable Rate Mortgage Loans
Pavilion East Associates (3)(4)	$3,251	4.19%	$136	$3,283	Aug 2017	Feb 2018
Francis Scott Key Mall(2)	5,844	3.96%	231	5,844	Mar 2018	Mar 2018
Gloucester Premium Outlets (3)	20,981	2.76%	579	20,981	Jun 2018	Jun 2019
Total Variable Rate Mortgage Loans	$30,076	3.15%	$946	$30,108
Total Mortgage Loans	$1,295,112	4.25%	$75,677	$1,151,628
CONSOLIDATED MORTGAGE LOANS	$1,059,439	4.05%	$61,376	$949,614
CONSOLIDATED DEFERRED FINANCING FEES	(3,355)	N/A	N/A	N/A
UNCONSOLIDATED MORTGAGE LOANS (3)	235,673	5.16%	14,301	202,014
UNCONSOLIDATED DEFERRED FINANCING FEES (2)	(874)	N/A	N/A	N/A
2014 5 YEAR TERM LOAN (1)	150,000	2.95%	4,425	150,000	Jan 2019	Jan 2019
2014 7 YEAR TERM LOAN (1)	250,000	3.04%	7,600	250,000	Dec 2021	Dec 2021
2015 5 YEAR TERM LOAN FIXED (1)	100,000	2.68%	2,680	100,000	June 2020	June 2020
2015 5 YEAR TERM LOAN VARIABLE	50,000	2.81%	1,405	50,000	June 2020	June 2020
TERM LOAN DEFERRED FINANCING FEES	(2,242)	N/A	N/A	N/A
2013 REVOLVING FACILITY	53,000	2.74%	1,452	53,000	June 2018	June 2020
UNCONSOLIDATED TERM LOAN(5)	—	—	—	—
Total	$1,891,641	3.82%	$93,240	$1,754,628
AMORTIZATION OF DEFERRED FINANCING FEES	—	0.16%	—	—
EFFECTIVE INTEREST RATE	$1,891,641	3.98%	$93,240	$1,754,628

(1)	All or a portion of the loan has been effectively swapped to the fixed interest rate presented.

(2)
In January 2018, the mortgage loan secured by Francis Scott Key Mall was extended. The mortgage loan bears interest at LIBOR Plus 2.60% with a term of four years plus a one year extension option. Also in January, we entered into an interest rate swap agreement to fix the rate on this mortgage loan to 5.01%.

(3)	Includes our share of debt of equity method investees, based on our ownership percentage.

(4)	In February 2018, the mortgage loan secured by Pavilion East Associates was extended. The mortgage loan bears interest at LIBOR Plus 2.85% with a term of three years.

(5)
In January 2018, we along with Macerich, our partner in the Fashion District Philadelphia redevelopment project, entered into a $250.0 million term loan (the “FDP Term Loan”). The initial term of the FDP Term Loan is five years and bears interest at a variable rate of 2.00% over LIBOR. PREIT and Macerich have secured the FDP Term Loan by pledging their respective equity interests of 50% each in the entities that own Fashion District Philadelphia.

Pennsylvania Real Estate Investment Trust
Selected Debt Ratios (1)

December 31, 2017
Consolidated Liabilities to Gross Asset Value	50.65%
Ratio of Consolidated Liabilities to Gross Asset Value shall not exceed 60%
Secured Indebtedness to Gross Asset Value	33.07%
Secured indebtedness to Gross Asset Value may not exceed 60%
Adjusted EBITDA to Fixed Charges	1.89
Adjusted EBITDA may not be less than 1.50 to 1.00
Unencumbered Adjusted NOI to Unsecured Interest Expense	4.93
Unencumbered Adjusted NOI to Unsecured Interest Expense may not be less than 1.75 to 1.00
Unencumbered Debt Yield	13.92%
The ratio of Unencumbered Adjusted NOI to Unsecured Debt may not be less than 11%

(1)
The 2013 Revolving Facility agreement dated as of April 17, 2013, as amended, the 2014 Term Loan agreements dated as of June 30, 2016 and January 8, 2014, and the 2015 Term Loan agreement dated June 26, 2015 contain identical affirmative and negative covenants customarily found in such agreements, including requirements that the Company, on a consolidated basis, maintain certain financial ratios. All capitalized terms used on this page have the meanings ascribed to such terms in the 2013 Revolving Facility, 2014 Term Loans, and 2015 Term Loan. In addition to the ratios set forth herein, there are several other ratios set forth in the covenants under the 2013 Revolving Facility, 2014 Term Loans and 2015 Term Loan with which the Company must comply, all of which are described in the Company’s 2016 Annual Report on Form 10-K dated February 28, 2017.

Pennsylvania Real Estate Investment Trust
Property Redevelopment Table as of December 31, 2017

NAME OF PROJECT LOCATION	PREIT's PROJECTED SHARE OF COST (1)	TOTAL PROJECT COST (1)	PREIT'S INVESTMENT TO DATE	TARGETED RETURN ON INCREMENTAL INVESTMENT	CONSTRUCTION START DATE	EXPECTED CON- STRUCTION COMPLETION	STABILIZATION YEAR
	(in millions)	(in millions)	(in millions)

Fashion District Philadelphia (2) Philadelphia, PA	$152.5-$182.5	$305-$365	$132.8	8-9%	2016	2018	2020
-Complete overhaul of the former Gallery at Market East, spanning three city blocks in downtown Philadelphia. Project will offer a fusion of luxury and moderate outlet shops, flagship retail, destination dining and entertainment experiences.

Woodland Mall Grand Rapids, MI	$74	$74	$34.1	5-6%	2017	2019	2020
-Upgrade of existing tenant mix inclusive of 90,000 square foot Von Maur, along with an array of 30,000 square feet of high-quality retail in enclosed small shop space and quality polished casual restaurants, will join the roster, replacing a Sears store, in 2019.

The Mall at Prince Georges Hyattsville, MD	$34-$35	$34-$35	$15.6	8-9%	2016	2018	2019
-Property remerchandising, including H&M, with plans to add fast casual restaurants and other retail on the exterior of the mall. Minor interior cosmetic renovation and exterior re-facing completed.

Anchor replacements:

Capital City Mall Camp Hill, PA	$28-$30	$28-30	$19.8	7-9%	2017	2018	2019
-58,000 square foot Dick’s Sporting Goods replaced Sears along with Fine Wine & Good Spirits, Sears Appliance and additional small shop tenants and outparcels. Dave & Buster's opening fall 2018.

Magnolia Mall Florence, SC	$15-$19	$15-$19	$8.2	7-9%	2017	2018	2019
-60,000 square foot, first-to-market Burlington replaced Sears in 2017, with HomeGoods and Five Below in 2018.

Moorestown Mall Moorestown, NJ	$41-$42	$41-$42	$10.1	9-10%	2018	2019	2020
-Sierra Trading Post, HomeSense, grocer, and other tenants to replace former Macy's.

Valley Mall Hagerstown, MD	$26-$27	$26-$27	$7.5	7-8%	2018	2019	2020
-Belk, Onelife Fitness, and Tilt Studio replacing former Macy's and BonTon.

(1) PREIT's projected share of costs is net of any expected tenant reimbursements, parcel sales, tax credits or other incentives.
(2) Total Project Costs are net of $25.0 million of approved public financing grants that will be a reduction of costs.

Pennsylvania Real Estate Investment Trust
Forward Looking Statements

This Quarterly Supplemental and Operating Information contains certain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. When used, the words “anticipate,” “believe,” “estimate,” “target,” “goal,” ”expect,” “intend.” “may,” “plan,” “project,” “result,” “should,” “will,” and similar expressions, which do not relate solely to historical matters, are intended to identify  forward looking statements.  We caution investors that any forward looking statements presented in this presentation and the documents that we may incorporate by reference into this document are based on management’s beliefs and assumptions made by, and currently available to management. These forward-looking statements reflect our current views about future events, achievements or results and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. In particular, our business might be materially and adversely affected by uncertainties affecting real estate businesses generally as well as the following, among other factors:

•	changes in the retail industry, including consolidation and store closings, particularly among anchor tenants;

•	our ability to maintain and increase property occupancy, sales and rental rates, in light of the relatively high number of leases that have expired or are expiring in the next two years;

•	increases in operating costs that cannot be passed on to tenants;

•
current economic conditions and the state of employment growth and consumer confidence and spending, and the corresponding effects on tenant business performance, prospects, solvency and leasing decisions and on our cash flows, and the value and potential impairment of our properties;

•	the effects of online shopping and other uses of technology on our retail tenants;

•	risks related to our development and redevelopment activities;

•	acts of violence at malls, including our properties, or at other similar spaces, and the potential effect on traffic and sales;

•	our ability to identify and execute on suitable acquisition opportunities and to integrate acquired properties into our portfolio;

•	our partnerships and joint ventures with third parties to acquire or develop properties

•	concentration of our properties in the Mid-Atlantic region;

•	changes in local market conditions, such as the supply of or demand for retail space, or other competitive factors;

•	changes to our corporate management team and any resulting modifications to our business strategies;

•	our ability to sell properties that we seek to dispose of or our ability to obtain prices we seek;

•
potential losses on impairment of certain long-lived assets, such as real estate, or of intangible assets, such as goodwill, including such losses that we might be required to record in connection with any dispositions of assets;

•	our substantial debt and the liquidation preference of our preferred shares and our high leverage ratio;

•	constraining leverage, unencumbered debt yield, interest and tangible net worth covenants under our principal credit agreements;

•	our ability to refinance our existing indebtedness when it matures, on favorable terms or at all;

•
our ability to raise capital, including through joint ventures or other partnerships, through sales of properties or interests in properties, through the issuance of equity or equity-related securities if market conditions are favorable, or through other actions;

•	our short- and long-term liquidity position;

•	potential dilution from any capital raising transactions or other equity issuances; and

•	general economic, financial and political conditions, including credit and capital market conditions, changes in interest rates or unemployment.